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                                                                    EXHIBIT 10.1
                                                                       EXECUTION


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 31, 2000 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), MELLON BANK, N.A., as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS"), and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and the Documentation Agent, as amended as of June 26, 1998, as of March 10, 1999 and as of June 30, 1999 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrowers have requested that Requisite Lenders, pursuant to Section 10.6 of the Credit Agreement, agree to modify the provisions of the Credit Agreement to permit Wolverine Canada to increase the amount of its secured intercompany indebtedness to its 74.5%-owned Subsidiary, WRI, to Cdn.$18.5 million, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1
                                   AMENDMENTS

         The terms of the Credit Agreement are hereby amended as follows:

A.       AMENDED DEFINITION. The following definition set forth in Subsection
1.1 of the Credit Agreement shall be amended by deleting each such definition in its entirety and substituting the following definition therefor:

                  "WRI SECURITY AGREEMENT" means the general security agreement executed by WRI in favor of Wolverine Canada to secure the intercompany indebtedness in an aggregate principal amount not in excess of Cdn.$18,500,000 owed by WRI to Wolverine Canada and approved prior to its execution by the Administrative Agent, with such amendments, supplements or other modifications that are approved by Requisite Lenders from time to time.
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B.       INTERCOMPANY INDEBTEDNESS. Subsection 7.1(iv) of the Credit Agreement
shall be amended by deleting the reference to "Cdn.$8,500,000" in the eighth line thereof and substituting "Cdn.$18,500,000" therefor.

                                    SECTION 2
                    BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company and Wolverine Canada hereby represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. The Company and Wolverine Canada have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and Wolverine Canada, as the case may be.

         C. NO CONFLICT. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by the Company and Wolverine of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company, Wolverine Canada or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company, Wolverine Canada or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company, Wolverine Canada or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company, Wolverine Canada or any of their respective Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by Company and Wolverine Canada of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Company and Wolverine Canada and are the


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legally valid and binding obligations of the Company and Wolverine Canada enforceable against the Company and Wolverine Canada in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as defined below) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 3
                                  MISCELLANEOUS

A.       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

         (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the provisions of the Credit Agreement as amended and waived hereby.

         (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT


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LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrowers and Requisite Lenders, and (ii) receipt by the Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                    SECTION 4
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each of Tube Forming L.P., Small Tube Manufacturing Corp., and Wolverine Finance Company hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

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                                                                       EXECUTION

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                    WOLVERINE TUBE, INC.

                                    By:  /s/ James E. Deason
                                        ---------------------------------------
                                        Name: James E. Deason
                                        Title: Ex. V.P. Chief Financial Officer


                                    Notice Address:

                                    Wolverine Tube, Inc.
                                    1525 Perimeter Parkway, Suite 210
                                    Huntsville, AL 35808
                                    Attention:  James E. Deason


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                                    WOLVERINE TUBE(CANADA) INC.

                                    By:  /s/ James E. Deason
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    Notice Address:

                                    Wolverine Tube, Inc.
                                    1525 Perimeter Parkway, Suite 210
                                    Huntsville, AL 35808
                                    Attention:  James E. Deason


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                           TUBE FORMING L.P.,
                           a Delaware limited partnership

                           By:      WOLVERINE TUBE, INC.

                                    By:  /s/ James E. Deason
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    Notice Address:

                                    Wolverine Tube, Inc.
                                    1525 Perimeter Parkway, Suite 210
                                    Huntsville, AL 35808
                                    Attention:  James E. Deason

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                                    SMALL TUBE MANUFACTURING CORP.,
                                    A DELAWARE CORPORATION

                                    By:  /s/ James E. Deason
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    Notice Address:

                                    Wolverine Tube, Inc.
                                    1525 Perimeter Parkway, Suite 210
                                    Huntsville, AL 35808
                                    Attention:  James E. Deason

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                                    WOLVERINE FINANCE COMPANY,
                                    a Tennessee corporation


                                    By:  /s/ James E. Deason
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    Notice Address:

                                    Wolverine Tube, Inc.
                                    1525 Perimeter Parkway, Suite 210
                                    Huntsville, AL 35808
                                    Attention:  James E. Deason

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                                    CREDIT SUISSE FIRST BOSTON,
                                    as the Administrative Agent and Lender


                                    By:  /s/ Robert N. Finney
                                        ---------------------------------------
                                        Name: Robert N. Finney
                                        Title: Managing Director


                                    By:  /s/ Thomas G. Muoio
                                        ---------------------------------------
                                        Name: Thomas G. Muoio
                                        Title: Vice President


                                    Notice Address:

                                    Credit Suisse First Boston
                                    11 Madison Avenue
                                    New York, NY  10010-3629
                                    Attention:  Robert Finney


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                                    MELLON BANK, N.A., individually and as
                                    Documentation Agent

                                    By:  /s/ Christopher S. Helmeci
                                        ---------------------------------------
                                        Name: Christopher S. Helmeci
                                        Title: Vice President

                                    Notice Address:

                                    Mellon Bank, N.A.
                                    Three Mellon Bank Center
                                    23rd Floor
                                    Pittsburgh, PA  15259-0003
                                    Attention:  Loan Administration

                                    Copy to:

                                    Mellon Bank, N.A.
                                    One Mellon Bank Center
                                    Pittsburgh, PA 15258-0001
                                    Attention:  Roger N. Stanier


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                                    CREDIT LYONNAIS NEW YORK BRANCH
                                    as a Lender


                                    By:  /s/ Robert Ivosevich
                                        ---------------------------------------
                                        Name: Robert Ivosevich
                                        Title: Senior Vice President

                                    Notice Address:

                                    Credit Lyonnais New York Branch
                                    2200 Ross Avenue
                                    Suite 4400W
                                    Dallas, TX  75201
                                    Attention:  Brian Brown



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                                    BANK OF AMERICA, N.A.
                                    f/k/a Bank of America National Trust and
                                    Savings Association, (successor by merger to Bank of America Illinois), successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., (successor by merger to NationsBank, N.A. (South))


                                    By:  /s/ Bianca Hemmen
                                        ---------------------------------------
                                        Name: Bianca Hemmen
                                        Title: Managing Director

                                    Notice Address:

                                    Bank of America
                                    901 Main Street, 67th Floor
                                    Dallas, TX  75202
                                    Attention:  Bianca Hemmen



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                                    THE BANK OF NOVA SCOTIA,
                                    as a Lender

                                    By:  /s/ William E. Zarrett
                                        ---------------------------------------
                                        Name: William E. Zarrett
                                        Title: Managing Director

                                    Notice Address:

                                    The Bank of Nova Scotia
                                    Suite 2700
                                    600 Peachtree Street NE
                                    Atlanta, GA  30308
                                    Attention:  Pat Brown



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                                    FIRST UNION NATIONAL BANK
                                    as a Lender


                                    By:  /s/ William B. Quantz
                                        ---------------------------------------
                                        Name: William B. Quantz
                                        Title: Vice President

                                    Notice Address:

                                    First Union Securities, Inc.
                                    201 South College Street, 24(th) Floor
                                    Charlotte, NC  28288-1183
                                    Attention:  Lisa White


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                                    SUNTRUST BANK (successor in interest to
                                    SunTrust Bank, Nashville, N.A.)
                                    as a Lender

                                    By:  /s/ Jon C. Long
                                        ---------------------------------------
                                        Name: Jon C. Long
                                        Title: Vice President

                                    Notice Address:

                                    Suntrust Bank
                                    P.O.Box 305110
                                    Nashville, TN  37230-5110
                                    Attention:  Jon C. Long